Award Timing Disclosure	12 Months Ended
Jan. 03, 2026
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Equity Award Grant Practices
The Company’s equity compensation programs do not currently include annual or periodic stock option awards, but the Committee has in the past granted stock options to its executives and other employees. During 2025, the Committee did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing Method	The Company’s equity compensation programs do not currently include annual or periodic stock option awards, but the Committee has in the past granted stock options to its executives and other employees.
Award Timing, How MNPI Considered	During 2025, the Committee did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false